ENGINEERING MEASUREMENTS COMPANY
                            600 DIAGONAL HIGHWAY
                            LONGMONT, CO  80501

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To be held on October 25, 1996

TO THE SHAREHOLDERS OF ENGINEERING MEASUREMENTS COMPANY:

The Annual meeting of the Shareholders of Engineering Measurements Company, hereinafter referred to as the "Company", will be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado on October 25, 1996, at 5:00 p.m., local time, pursuant to call therefor by the Board of Directors for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors have been duly elected and qualified.

2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The Board of Directors has fixed the close of business on September 20, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                              By Order of The Board of Directors





                         By:  /s/ Charles E. Miller
                              Charles E. Miller, President
                              September 25, 1996





                            YOUR VOTE IS IMPORTANT

Please execute and return the enclosed Proxy promptly, whether or not you intend to be present at the meeting. Should you decide to attend the meeting, you may vote in person at that time if you so desire. Your attention to the enclosed Proxy Statement furnished by Management and authorized by the Board of Directors is urged.

PROXY                   ENGINEERING MEASUREMENTS COMPANY              PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD OCTOBER 25, 1996

The undersigned hereby constitutes, appoints and authorizes Charles E. Miller, as the true and lawful attorney and Proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the $.01 par value common stock of Engineering Measurements Company, a Colorado corporation, at the Annual Meeting of Shareholders to be held at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado at 5:00 p.m. local time on October 25, 1996 and at any and all adjournments thereof, for the following purposes:

1. To elect Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified:
[ ] FOR all nominees listed below (except as marked to the contrary):
[ ] WITHHOLD AUTHORITY to vote for all nominees listed below:
Charles E. Miller    Walter Kluck    Thomas G. Miller     William A. Ringer
(Instructions: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

- -------------------------------------------------------------------------------


The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 . THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.



                                               Dated: _____________, 1996


                                               Signature


                                               Joint Owner Signature


                                               Please indicate change of address

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith. Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit power of attorney. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENGINEERING MEASUREMENTS COMPANY. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                      ENGINEERING MEASUREMENTS COMPANY
                            600 Diagonal Highway
                            Longmont, CO  80501
                               (303) 651-0550

                              PROXY STATEMENT

                     FOR ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held on October 25, 1996

INTRODUCTION

The accompanying Proxy is solicited by the Board of Directors of Engineering Measurements Company, a Colorado corporation, hereinafter called the "Company," for use at the Annual Meeting of Shareholders to be held on Friday, October 25, 1996 at 5:00 p.m. local time, at the Company's headquarters, 600 Diagonal Highway, Longmont Colorado and at any recesses or adjournments thereof. These proxy materials are being mailed to shareholders commencing approximately September 25, 1996.

The Proxy may be revoked at any time by the shareholder before it is exercised. All shares of stock represented by valid Proxies received prior to the meeting pursuant to this solicitation and not revoked before they are exercised will be voted. In each case where the shareholder has appropriately specified how the Proxy is to be voted, it will be voted in accordance with such specification. Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote FOR the election of the four persons nominated to serve as directors of the Company. Abstentions received with respect to any proposal will be counted for purposes of determining whether a quorum is present at the Meeting, but will not be counted for purposes of determining whether the requisite vote has been obtained for the proposal. Broker non-votes with respect to a particular proposal will not be counted for purposes of either determining whether a quorum is present at the Meeting or determining whether the requisite vote for such proposal has been obtained. The giving of a proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it at any time before it is exercised by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Company's secretary, or by attending the meeting and voting in person.


PERSONS MAKING THE SOLICITATION

This Proxy is solicited by the Board of Directors of the Company. In addition to the solicitation of Proxies by mail, certain of the officers or employees of the Company, without extra remuneration, may solicit Proxies personally or by telephone, facsimile, telegraph or cable. The total expense of such solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and other custodians, nominees and fiduciaries for their expense in forwarding solicitation material regarding the meeting to beneficial owners.

REQUIRED VOTE FOR EACH PROPOSAL

The four nominees for director receiving the highest number of votes cast by shareholders of the Company entitled to vote thereon, assuming that a quorum of a majority (a "Quorum") of the outstanding shares of common stock of the Company entitled to vote at the Meeting is present in person or by proxy, will be elected to serve on the Board of Directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The date for determination of Shareholders entitled to vote at the meeting (the "Record Date") is the close of business on September 20, 1996. On such date there were outstanding 2,773,052 shares of Common Stock, $.01 par value (the "Common Stock") of the Company, each of which is entitled to one (1) vote.

On the Record Date the security ownership of each person who owned of record or beneficially, to the knowledge of the Company, five percent (5%) or more of any class of voting securities of the Company, and of each current Director (and each nominee Director) and of the Officers and Directors (and nominees) as a group was as follows. All information is based on information furnished by each such person. Unless otherwise stated, the indicated persons have sole voting and investment power over the shares listed.

                Name of             Amount and Nature         Percent
Title of Class  Beneficial Owner    of Ownership              of Class
Common Stock    Charles E. Miller   1,246,021         (1)     39.8

Common Stock    William A. Ringer   76,900            (2)      2.8

Common Stock    Saeid Hosseini      51,400            (3)      1.8

Common Stock    David S. Miller     376,677           (4)     13.7

Common Stock    Walter Kluck        23,000            (5)      0.8

Common Stock    Thomas G. Miller    339,000           (6)     12.2

All Directors and Officers as a
Group (Five Persons)                1,736,231                 53.2

    Record and Beneficial; includes 869,380 shares of common stock owned directly;
(1) an option to purchase 20,000 shares of common stock under the 1988 Non-
    statutory Stock Option Plan; an option to purchase 10,875 shares of common stock under the 1991 Incentive Plan; and the right to convert a portion of a loan balance into 345,766 shares of common stock pursuant to loan agreements
    (See Note 4 to the Consolidated Financial Statements).   Mr. Miller has sole
    voting and investing power on 863,080 of the owned shares; the remaining
    6,300 shares have shared voting and investment power.  Charles E. Miller's business address is 600 Diagonal Highway, Longmont, CO  80501.

(2) Record and Beneficial; includes 56,900 shares of common stock owned with sole voting and investment power; and an option to purchase 20,000 shares of common stock pursuant to the 1991 Non-Employee Director Stock Plan. William
    A. Ringer's business address is 5675 Arapahoe Avenue, Boulder, CO 80303.

(3) Record and Beneficial; includes an option to purchase 51,400 shares of common stock under the 1991 Incentive Plan. Saeid Hosseini's business address is 600 Diagonal Highway, Longmont, CO 80501.

(4) Record and Beneficial; includes 376,677 shares of common stock owned.  David
    Miller has sole voting and investment power for 317,352 of the shares; the remaining 17,595 shares have shared voting and investment power. David S.
    Miller's business address is 420 E. Armour, N. Kansas City, MO 64166.

(5) Record and Beneficial; includes 3,000 shares of common stock owned with sole voting and investment power; and an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan. Walter
    Kluck's business address is P.O. Box 421, Clifton, NJ 07015.

(6) Record and Beneficial; includes 319,000 shares of common stock owned directly; and an option to purchase 20,000 shares of common stock under the 1991 Non-Employee Director Stock Plan. Thomas Miller has sole voting and investment power for 316,000 owned shares; the remaining 3,000 shares have shared voting and investment powers. Thomas G. Miller's business address is 11725 W. 112th St., Overland Park, KS 66210.

ELECTION OF DIRECTORS

The Bylaws, as amended, provide for a Board of four(4) Directors. Management recommends the election of the nominees listed below as Directors, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualify. Except where otherwise instructed, proxies will be voted for election of all the nominees. If, at the time of the 1996 Annual Meeting of Shareholders, any of such nominees should be unable to or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute. Management has no reason to believe that any substitute nominee or nominees will be required.

The following Table indicates the name of each of the Company's Directors and nominees for Directors, their ages and business experience during the past five
(5) years.

                      Year First   Position, Date first held
                      Elected as   and Principal Occupation
Name of Director Age  Director     (For Past Five Years)

Charles E. Miller 58  1967         Chief Executive Officer, President, Director and
                                   Chairman of the Board, previously President from
                                   1967 to 1987; Member of the Compensation, and Non-
                                   Employee Director Stock Plan Committees; and
                                   Director of Marcum Natural Gas Services, Inc., a
                                   publicly traded company.

William A. Ringer 62  1978         Director, Member of the Compensation Committee;
                                   President of Granville Phillips Company, Boulder,
                                   Colorado, which is not an affiliate of the
                                   Company.  Employed by Granville Phillips in an
                                   executive capacity for more than five years prior
                                   to the date of this report.

Thomas G. Miller  49  1995         Director, Member of the Audit, and Incentive Plan
                                   Committees; CEO and physician of College Park
                                   Family Care Center of Overland Park, Kansas,
                                   which is not an affiliate of the Company.
                                   Employed by College Park Family Care Center in an
                                   executive capacity for more than five years prior
                                   to the date of this report.

Walter Kluck      68  1995         Director, Member of the Audit and Incentive Plan
                                   Committees; CEO of Industrial Representatives,
                                   Inc. of Clifton, New Jersey, which is not an
                                   affiliate of the Company. Employed by Industrial
                                   Representatives, Inc. in an executive capacity
                                   for more than five years prior to the date of
                                   this report.

The Board of Directors has standing Audit, Compensation, and Incentive Plan Committees. Effective September 16, 1996, Mr. Al Ringer replaced Mr. Thomas
Miller as a member of the audit committee.   Mr. Thomas Miller and Mr. Kluck
constitute the members of the Audit Committee, and Messrs. Charles Miller, Ringer, and Kluck serve on the Compensation Committee. Mr. Kluck and Mr. Thomas Miller serve on the Incentive Plan Committee. The Audit Committee reviews financial statements. The Audit Committee met once during the fiscal year ending April 30, 1996. The Compensation Committee meets informally as required to recommend to the Board of Directors the compensation to be paid to the officers of the Company and to recommend to the Board of Directors any other profit sharing and bonus issues that may come before the Board of Directors.
The Compensation Committee met once during fiscal year 1996. The Incentive Plan Committee and the Non-Employee Director Stock Plan Committee administer the respective Plans. Such Committees did not meet formally during the last fiscal year.

The Board of Directors held four meetings during the fiscal year ending April 30, 1996. All Directors attended all meetings.

All Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors and are elected annually.

None of the Directors have been involved in any litigation or bankruptcy during the past five years.

Charles E. Miller and Thomas G. Miller are brothers.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with the copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

EXECUTIVE OFFICERS

The Table below indicates the name of each of the Company's executive officers, their ages and positions, and their business experience during the past five (5) years.

                                   Position, Principal
Name of Officer           Age      Occupation (for the past 5 years)
Charles E. Miller         58       Chief Executive Officer, President, Chairman
                                   of the Board and Secretary; previously
                                   President from 1967 to 1987.

Saeid Hosseini            33       Vice President Sales and Marketing.Previously
                                   Product Line Manager, and Manager of
                                   Applications Engineering. Employed by the
                                   Company for more than five years prior
                                   to the date of this proxy statement.

SIGNIFICANT EMPLOYEES

The Table below indicates the name of each of the Company's significant employees, their ages and positions, and their business experience during the past five (5) years.

                         Position, Principal
Name of Employee    Age  Occupation (for the past 5 years)
John B. Thompson   39    Controller since August 1992.  Employed in an
                         accounting management capacity from 1991 to 1992 at
                         Rocky Mountain Bank Note Company, Lakewood, Colorado,
                         which is not an affiliate of the Company; and employed
                         by Micro Motion, Inc., Boulder, Colorado, which is not
                         an affiliate of the Company, in an accounting
                         management capacity for more than five years prior to
                         the date of this proxy statement.

Ken H. Teegardin   34    Director of Manufacturing since February 1995.
                         Employed in a manufacturing management capacity at
                         Johnson Yokogawa Corporation, Newnan, Georgia, which is
                         not an affiliate of the Company, for more than five
                         years prior to the date of this proxy statement.

Louis T. Yoshida   55    Director of Engineering since January 1995.  Employed
                         as president, director of research and development at
                         Innovative Technology Corporation, Longmont, Colorado,
                         which is not an affiliate of the Company, for more than
                         five years prior to the date of this proxy statement.

EXECUTIVE COMPENSATION

The following table sets forth all cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and no other officers received compensation over $100,000 for services in all capacities to the Company during the fiscal years ended April 30, 1994, 1995 and 1996:

                             SUMMARY COMPENSATION TABLE

             Annual Compensation                   Long Term Compensation
                                        Awards                Payouts
(a)          (b)   (c)        (d)       (e)        (f)        (g)         (h)      (i)

                                        Other                 Securities           All
Name and                                Annual     Restricted Underlying  LTIP     Other
Principal                               Compen-    Stock      Options/    Pay-     Compen-
Position     Year  Salary ($) Bonus ($) sation ($) Awards ($) SAR's (#)   outs ($) sation ($)

Charles E.   1994     $58,906   $22,911          0          0           0        0       $201
Miller, CEO  1995     $86,874         0          0          0      10,875        0     $1,098
and Chairman 1996    $121,664    $7,082          0          0           0        0     $1,217
of the Board

Other Compensation for Mr. Miller reflects the matching portion of the Company's 401K plan.


                     Option/SAR Grants in Last Fiscal Year

                                     None.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
(a)            (b)             (c)                (d)                     (e)

                                                  Number of Securities
                                                  Underlying Unexercised  Value of Unexercised
                                                                          In-the-Money
                                                  Options/SAR's at        Options/SAR's at
                                                  FY-End (#)              FY-End ($)

               Shares Acquired                    Exercisable/            Exercisable/
Name           On Exercise (#) Value Realized ($) Unexercisable           Unexercisable

Charles E.                   0                  0                20,000/0            $25,000/$0
Miller                                                          280,674/0           $589,415/$0
                                                                 65,092/0            $93,732/$0
                                                                 10,875/0                 $0/$0




            Long-Term Incentive Plans - Awards in Last Fiscal Year

                                     None.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company received an annual Director's fee of $3,000. This fee is paid whether or not the Director attends meetings of the Board and its Committees.

Under the 1988 Non-Statutory Stock Option Plan, options to purchase 40,000 shares were granted to directors, 20,000 shares each to William A. Ringer, and Charles E. Miller, in fiscal year 1993 exercisable at $1.75 per share from July 1, 1993 to June 30, 1997. Mr. Ringer exercised the options in August, 1996. Under the 1991 Non-Employee Director Stock Plan, in fiscal year 1993 options to purchase 20,000 shares were granted to William A. Ringer exercisable at $1.58 per share from December 20, 1992 through December 20, 1995. Mr. Ringer
exercised the options in December, 1995.   Under the 1991 Non-Employee Director
Stock Plan, in fiscal year 1995 options to purchase 60,000 shares were granted, 20,000 each to William A. Ringer, Walter Kluck, and Thomas G. Miller, exercisable at $3.40 per share from October 14, 1995 through October 14, 1998.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The terms and conditions pertaining to the Industrial Development Revenue Bond purchased by Charles E. Miller from Colorado National Bank of Denver in August 1992, remain the same. The only difference is that Charles E. Miller now has all rights, title and interest of the debt instrument instead of Colorado National Bank of Denver. For terms and conditions please refer to note 5 of the Notes to the Consolidated Financial Statements contained in the Company's annual report.

The related party transactions between the Company and Marcum Natural Gas are set forth in Item 1 of the Comapny's annual report. Other related party transactions include the sales from the Company to DVCO of approximately $61,000 in fiscal year ended April 30, 1996 and $68,000 in fiscal year ended April 30, 1995. The Company also recognized $50,000 of royalty income from DVCO during fiscal year ended April 30, 1996 and $50,000 for fiscal year 1995.

INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton served as the Company's independent certified public accountants for the year ended April 30, 1996 and is expected to serve in such capacity for the current fiscal year.

It is expected that a representative of Grant Thornton will be present at the Annual Meeting of the Shareholders. Such representative will have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS

Any shareholder who wishes to submit a proposal to be considered at the Annual Meeting of the Company's shareholders, to be held after the April 30, 1997 fiscal year, must submit the proposal to the Company by May 16, 1997 for the proposal to be included in the Proxy Statement for that meeting. Any such proposals should be sent to the Company's principal executive offices at 600 Diagonal Highway, Longmont, Colorado 80501.

OTHER MATTERS

Management is not aware that any matters not referred to in the Proxy Statement will be presented for action at the meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote such Proxy in accordance with their best judgment.


AVAILABILITY OF ANNUAL REPORT

The Company will provide any Shareholder with a copy of its Annual Report on Form 10-KSB for its fiscal year ended April 30, 1996, without charge upon receipt of a written request for such report. Such requests should be addressed to the Company's secretary at 600 Diagonal Highway, Longmont, Colorado 80501. The Annual Report is not a part of this proxy statement.


Longmont, Colorado
September 25, 1996
                                 Page 10 of 10